UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2026

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AENT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	AENTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, on June 24, 2026, a written consent (the “Written Consent”) was delivered to the Board of Directors of Alliance Entertainment Holding Corporation, a Delaware corporation (the “Company”), by (i) the Bruce Ogilvie, Jr. Trust dated January 20, 1994, (ii) Jeffrey Walker, the Company’s Chief Executive Officer and a member of the Board of Directors of the Company, and (iii) the Ogilvie Legacy Trust dated September 14, 2021 (collectively, the “Majority Stockholders”). Bruce Ogilvie, Executive Chairman and member of the Board of Directors of the Company, is trustee of the Bruce Ogilvie, Jr. Trust dated January 20, 1994. Pursuant to the Written Consent, the Majority Stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Existing Charter”) that would amend and restate the Existing Charter in full (as so amended and restated, the “Third Amended and Restated Certificate of Incorporation”).

On July 7, 2026, the Company filed a Definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the Written Consent, with the Securities and Exchange Commission (the “Information Statement”). Pursuant to Rule 14c-2 under the Exchange Act, the approval of the Third Amended and Restated Certificate of Incorporation could not take effect before July 29, 2026, which is the 21st day after the Information Statement was first mailed to the Company’s stockholders.

On July 29, 2026, the Company filed the Third Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which became effective upon filing. The Third Amended and Restated Certificate of Incorporation eliminated the voting rights of the Class E Common Stock except to the extent required by law.

The foregoing description of the Third Amended and Restated Certificate of Incorporation does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Third Amended and Restated Certificate of Incorporation which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Alliance Entertainment Holding Corporation, as filed with the Secretary of State of the State of Delaware on July 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2026	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Bruce Ogilvie
	Name:	Bruce Ogilvie
	Title:	Executive Chairman

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